CONSOLIDATED BALANCE SHEETS [Parenthetical] - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Allowance for doubtful accounts trade receivables, net (in dollars)	$ 1,885	$ 2,380
Ordinary stock, shares authorized	50,000,000	50,000,000
Ordinary stock, shares issued	44,335,220	44,174,217
Ordinary stock, shares outstanding	44,335,220	44,174,217